                                   EXHIBIT 4.3(i)


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                               SEMCO ENERGY, INC.
                                       TO

                             BANK ONE TRUST COMPANY,
                              NATIONAL ASSOCIATION
                                     Trustee





                          FIRST SUPPLEMENTAL INDENTURE
                            Dated as of         2000
                                       --------




                                 $
                                  -------------------






                     SERIES A     % SUBORDINATED DEBENTURES
                              ----
                                 DUE        , 2040
                                    -----------------


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

                                                   TABLE OF CONTENTS*

                                                                                                  PAGE

ARTICLE 1         SERIES A SUBORDINATED DEBENTURES.................................................1

Section 101       Establishment....................................................................1
Section 102       Definitions......................................................................2
Section 103       Payment of Principal and Interest................................................5
Section 104       Deferral of Interest Payments....................................................6
Section 105       Denominations....................................................................7
Section 106       Global Securities................................................................7
Section 107       Redemption.......................................................................7
Section 108       Additional Interest..............................................................8
Section 109       Limitations on Dividend and Certain Other Payments...............................9
Section 110       Covenants Regarding Securities Trust.............................................9
Section 111       No Fiduciary Duty of Trustee to Holders of Trust Securities......................10
Section 112       Listing of Series A Debentures...................................................10
Section 113       Covenant Defeasance..............................................................10
Section 114       Set-Off..........................................................................10
Section 115       Subordination....................................................................11
Section 116       Paying Agent.....................................................................11

ARTICLE 2         MISCELLANEOUS PROVISIONS.........................................................11

Section 201       Recitals by Corporation..........................................................11
Section 202       Ratification and Incorporation of Original Indenture.............................11
Section 203       Executed in Counterparts.........................................................11
Section 204       Counterparts.....................................................................11
Section 205       Enforcement by Holders of Preferred Securities of Right of Holders
                  to Receive Principal and Interest................................................12











* This Table of Contents does not constitute part of the indenture or have any bearing upon the interpretation of any of its terms and provisions.

                  THIS FIRST SUPPLEMENTAL INDENTURE is made as of the      day
of             , 2000, by and between SEMCO ENERGY, INC., a corporation
organized under the laws of Michigan, having its principal office at 405 Water Street, Port Huron, Michigan 48060 (the "Corporation"), and Bank One Trust Company, National Association, as Trustee (herein called the "Trustee").

                              W I T N E S S E T H:

                  WHEREAS, the Corporation has heretofore entered into a
Subordinated Indenture, dated as of                ,     , 2000 (the "Original
Indenture".) with the Trustee;

                  WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as supplemented by this First Supplemental Indenture, is herein called the "Indenture".

                  WHEREAS, under the Original Indenture, a new series of Securities may at any time be established in accordance with the provisions of the Original Indenture and the terms of such series may be described by a supplemental indenture executed by the Corporation and the Trustee;

                  WHEREAS, the Corporation proposes to create under the Indenture a series of Securities;

                  WHEREAS, additional Securities of other series hereafter established, except as may be limited in the Original Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and

                  WHEREAS, all conditions necessary to authorize the execution and delivery of this First Supplemental Indenture and to make it a valid and binding obligation of the Corporation have been done or performed.

                  NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                     SERIES A      % SUBORDINATED DEBENTURES

                           Section 101.  Establishment

                  There is hereby established a new series of Securities to be
issued under the Indenture, to be designated as the Corporation's Series A    %
Subordinated Debentures due            (the "Series A Debentures").

                  There are to be authenticated and delivered $       principal
amount of Series A Debentures, and no further Series A Debentures shall be authenticated and delivered except as provided by Sections 304, 305, 306, 906, 1107 or 1305 of the Original Indenture. The Series A Debentures shall be issued in definitive fully registered form without coupons.


                  The Series A Debentures shall be in substantially the form set out in Exhibit A hereto. The entire principal amount of the Series A Debentures shall initially be evidenced by one certificate issued to the Property Trustee of the SEMCO Capital Trust I.

                  The form of the Trustee's Certificate of Authentication for the Series A Debentures shall be in substantially the form set forth in Exhibit B hereto.

                  The Series A Debenture shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

                  Section 102.  Definitions


                  The following defined terms used herein shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.


                  "Additional Interest" means (i) such additional amounts as may be required so that the net amounts received and retained by the Holder (if the Holder is the Securities Trust) after paying taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority will not be less than the amounts the Holder would have received had not such taxes, duties, assessments, or other governmental charges been imposed; and (ii) such interest as shall accrue on interest due and not paid on an Interest Payment Date, accruing at the rate of ___% per annum from the applicable Interest Payment Date to the date of payment, compounded quarterly, on each Interest Payment Date, to the extent permitted by applicable law.

                  "Business Day" means a day other than (i) a Saturday or a Sunday, a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office or the principal corporate trust office of the Property Trustee is closed for business.

                  "Deferred Interest" means such installments of interest as are not paid during any Extension Period, plus Additional Interest (as defined in clause (ii) of the definition thereof) thereon.

                  "Extension Period" means any period during which the Corporation has elected to defer payments of interest, which deferral may be for a period of up to twenty (20) consecutive quarters.

                  "Guarantee" means the Guarantee Agreement executed and delivered by the Corporation and Bank One Trust Company, National Association, as guarantee trustee, for the


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

benefit of the holders of the Trust Preferred Securities, as such Agreement may be amended from time to time.

                  "Interest Payment Dates" means         ,        ,
and             of each year.

                  "Investment Company Act Event" means that the Administrative Trustees (as defined in the Trust Agreement) and the Corporation shall have received an opinion of Counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Securities Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which change becomes effective on or after the Original Issue Date.

                  "Original Issue Date" means           ,2000.

                  "Outstanding", when used with respect to the Series A Debenture means, as of the date of determination, all Series A Debentures, theretofore authenticated and delivered under the Indenture, except:

                           (i) Series A Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                           (ii) Series A Debentures for whose payment or redemption the necessary amount of money or money's worth has been theretofore deposited with the Trustee or any Paying Agent (other than the Corporation) in trust or set aside and segregated in trust by the Corporation (if the Corporation shall act as its own Paying Agent) for the Holders of such Series A Debentures; provided that if such Series A Debentures are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor satisfactory to the Trustee has been made;

                           (iii) Series A Debentures as to which Defeasance has been effected pursuant to Section 1402 of the Original Indenture; and

                           (iv) Series A Debentures that have been paid or in exchange for or in lieu of which other Series A Debentures have been authenticated and delivered pursuant to the Indenture, other than any such Series A Debentures in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Series A Debentures are held by a bona fide purchaser in whose hands such Series A Debentures are valid obligations of the Corporation;

provided, however, that in determining, during any period in which any Series A Debentures are owned by any Person other than the Corporation or any Affiliate thereof, whether the Holders of



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



the requisite principal amount of outstanding series Debentures have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Series A Debentures owned, whether of record or beneficially, by the Corporation or any Affiliate thereof (with the exception of the Securities Trust) shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent, waiver or other action, only Series A Debentures that the Trustee knows to be so owned by the Corporation or an Affiliate of the Corporation (with the exception of the Securities Trust) in the above circumstances shall be so disregarded. Series A Debentures so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Series A Debentures and that the pledgee is not the Corporation or any Affiliate of the Corporation.

                  "Property Trustee", when used with respect to the Series A Debenture means the Person designated as such in the Trust Agreement.

                  "Regular Record Date" means, with respect to each Interest Payment Date, the close of business on the 15th calendar day preceding such Interest Payment Date.

                  "Securities Trust" means SEMCO Capital Trust I, a statutory business trust formed by the Corporation under Delaware law to issue the Trust Securities, the proceeds of which will be used to purchase Series A Debentures, or a successor thereof.

                  "Special Event" means an Investment Company Act Event or Tax Event.

                  "Stated Maturity", means           , 2040.

                  "Tax Event" means that the Administrative Trustees and the Corporation shall have received an Opinion of Counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations, there is more than an in substantial risk that (i) the Securities Trust would be subject to United States federal income tax with respect to income accrued or received on the Series A Debentures (ii) interest payable on the Series A Debentures would not be deductible by the Corporation for United States federal income tax purposes, or (iii) the Securities Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, which change or amendment becomes effective on or after the Original Issue Date.

                  "Trust Agreement" means the Amended and Restated Trust Agreement that governs the affairs of the Securities Trust.

                  "Trust Preferred Securities" means the    % Trust
Preferred Securities issued by the Securities Trust.

                  "Trust Securities" means the securities issued by the Securities Trust evidencing the entire beneficial interest therein.

                  Section 103.  Payment of Principal and Interest

                  The unpaid principal amount of the Series A Debentures shall
bear interest at the rate of    % per annum until paid or duly provided for,
such interest to accrue from          , 2000 or from the most recent Interest
Payment Date to which interest has been paid or duly provided for. Interest shall be paid quarterly in arrears on each Interest Payment Date to the Person in whose name the Series A Debentures are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity of principal or on a Redemption Date as provided herein will be paid to the Person to whom principal is payable. So long as an Extension Period is not occurring, any such interest that is not so punctually paid or duly provided for will forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the Series A Debentures are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee ("Special Record Date"), notice whereof shall be given to Holders of the Series A Debentures not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Series A Debentures may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

                  Payments of interest on the Series A Debentures will include Interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the Series A Debentures shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the Series A Debentures is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable.

                  The principal amount of the Series A Debentures shall be due and payable at the Stated Maturity. Payment of the principal and interest (including Additional Interest, if any) on the Series A Debentures shall be made at the office of the Paying Agent in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, with any such payment that is due at the Stated Maturity or at earlier redemption of any Series A Debentures being made upon surrender of such Series A Debentures to the Paying Agent. Payments of interest (including interest on any Interest Payment Date) will be made, subject to such surrender where applicable, at the option of the Corporation, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least thirty (30) days prior to the date for payment by the Person entitled thereto.




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

                  The Corporation shall pay, as additional interest on the Series A Debentures, when due to the United States or any other taxing authority, the amounts set forth in clause (i) of the definition of Additional Interest.

                  Section 104.  Deferral of Interest Payments

                  The Corporation has the right at any time and from time to time to extend the interest payment period of the Series A Debentures for up to twenty (20) consecutive quarters (each, an "Extension Period"), during which Extension Period the Corporation shall have the right to make partial payments of interest on any Interest Payment Date; provided, however, that no Such Extension Period may extend beyond the Stated Maturity. Notwithstanding the foregoing, the Corporation has no right to extend its obligation to pay such amounts as are defined in clause (i) of the definition of Additional Interest. Prior to the termination of any such Extension Period, the Corporation may further extend the interest payment period; provided that such Extension Period, together with all such previous and further extensions of that Extension Period, shall not exceed twenty (20) consecutive quarters. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any additional Interest then due, the Corporation may select a new Extension Period, subject to the above limitations and requirements.

                  Upon the termination of any Extension Period, which termination shall be on an Interest Payment Date, the Corporation shall pay all Deferred Interest on the next succeeding Interest Payment Date to the Person or Persons in whose name the Series A Debentures are registered on the Regular Record Date for such Interest Payment Date; provided that Deferred Interest payable at Stated Maturity or on any Redemption Date will be paid to the Person or Persons to whom principal is payable.

                  The Corporation shall give the Holder or Holders of the Series A Debentures and the Trustee notice, as provided in Sections 105 and 106, respectively, of the Original Indenture, of its selection or extension of an Extension Period at least one Business Day prior to the earlier of (i) the Regular Record Date relating to the Interest Payment Date on which the Extension Period is to commence or relating to the Interest Payment Date on which an Extension Period that is being extended would otherwise terminate, or (ii) the date the Corporation or the Securities Trust is required to give notice to the applicable self-regulatory organization of the record date or the date, such distributions are payable. The Corporation shall cause the Securities Trust to give notice of the Corporation's selection of such Extension Period to Holders of the Trust Securities. The month in which any notice is given pursuant to the immediately preceding sentence of this Section shall constitute the first month of the first quarter of the twenty (20) consecutive quarters which comprise the maximum Extension Period.

                  At any time any of the foregoing notices are given to the Trustee the Corporation shall give to the Paying Agent for the Series A Debentures such information as said Paying Agent shall reasonably require in order to fulfill its tax reporting obligations with respect to such Series A Debentures.

                  Section 105.  Denominations

                  The Series A Debentures may be issued in denominations of $25, or any integral multiple thereof.

                  Section 106.  Global Securities

                  If the Series A Debentures are distributed to holders of the Trust Securities in liquidation of such holders' interests therein, the Series A Debentures will be issued in the form of one or more Global Securities registered in the name of the Depositary (which shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, Series A Debentures represented by such Global Security or Global Securities will not be exchangeable for, and will not otherwise be issuable as, Series A Debentures in definitive form. The Global Securities described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

                  Owners of beneficial interests in such a Global Security will not be considered the Holders thereof for any purpose under the Indenture, and no Global Security representing a Series A Debenture shall be exchangeable, except for another Global Security of like denomination and tenor to be registered in the name of the Depositary or its nominee or to a successor Depository or its nominee or except as described below. The rights of Holders of such Global Security shall be exercised only through the Depositary.

                  A Global Security shall be exchangeable for Series A Debentures registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depository shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depository ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depository and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation, or (ii) the Corporation in its sole discretion determines that such Global Security shall be so exchangeable. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Series A Debentures registered in such names as the Depositary shall direct.

                  Section 107.  Redemption

                  The Series A Debentures shall be subject to redemption at the option of the Corporation, in whole or in part, without premium or penalty, at
any time or from time to time on or after       , 2005 at a Redemption Price
equal to 100% of the principal amount to be redeemed plus accrued but unpaid interest (including any Additional Interest) to the Redemption Date; provided, however, that, if a redemption in part shall result in the delisting of the Trust Preferred Securities, the Corporation may redeem the Series A Debentures only in whole. In addition, upon the occurrence of a Special Event, the Corporation may, within ninety (90) days following the occurrence thereof and subject to the terms and conditions of the Indenture, redeem the Series A Debentures, in whole, at a price equal to 100% of the principal amount to be



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


redeemed plus any accrued but unpaid interest (including Additional interest, if any) to the Redemption Date.

                  In the event of redemption of the Series A Debentures in part only, a new Series A Debentures or Debentures for the unredeemed portion shall be issued in the name or names of the Holders thereof upon the surrender thereof.

                  The Series A Debentures shall not have a sinking fund.

                  Notice of redemption shall be given as provided in Section 1104 of the Original Indenture. Notwithstanding the foregoing, no notice of redemption that is given pursuant to such Section with respect to any Series A Debentures shall, while any Trust Preferred Securities are outstanding, contain a condition that provides that redemption of the Series A Debenture, or the part thereof, specified therein, shall be conditional upon receipt by, the Trustee or the Paying Agent for such Series A Debentures, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and any interest on such Series A Debentures. Any notice provided to the Trustee under Section 1102 of the Original Indenture shall also be provided by the Corporation to the Property Trustee; provided that the Corporation shall provide notice pursuant to such Section 1102 on a date less than 45 days prior to the Redemption Date only if such shorter notice is satisfactory to both the Trustee and the Property Trustee.

                  Any redemption of less than all of the Series A Debentures shall, with respect to the principal thereof, be divisible by $25.

                  Section 108.  Additional Interest

                  Whenever there is mentioned in the Indenture, in any context, the payment of the principal of, or any premium or interest on, or in respect of, Securities of any series, such mention shall, with respect to the Series A Debentures, be deemed to include mention of the payment of Additional Interest provided for by the terms of the Series A Debentures to the extent that, in such context, Additional Interest is, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Interest in any provisions of this First Supplemental Indenture shall not be construed as excluding Additional Interest in those provisions of the Original Indenture or this First Supplemental Indenture in which such express mention is not made.

                  If, subsequent to the date that a satisfaction and discharge or Defeasance is effected pursuant to Section 401 or 1402, respectively, of the Original Indenture, Additional Interest (for purposes of this paragraph, as defined in clause (i) of the definition thereof) (in excess of that established as of the date that such discharge or respect of the Series A Debentures so shall irrevocably deposit or cause to with the provisions of Section 401 or case may be, within ten Business Days respect any portion of such excess moneys or Defeasance is effected) becomes payable in respect of the Series A Debentures so discharged or defeased, the Corporation shall irrevocably deposit or cause to be irrevocably deposited in accordance with the provisions of
Section 401 or 1404 of the Original Indenture, as the case may be, within ten Business Days prior to the date the first payment in respect of any portion of such excess




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



Additional Interest becomes due, such additional money or Government Obligations as are necessary to satisfy the provisions of Section 401 or 1404 of the Original Indenture, as the case may be, as if a discharge or Defeasance were being effected as of the date of such subsequent deposit.

                  Except as otherwise provided in or pursuant to the Indenture, at least 10 days prior to the first Interest Payment Date upon which Additional Interest (for purposes of this paragraph, as defined in clause (i) of the definition thereof) shall be payable, and at least 10 days prior to each date of Payment of principal and any premium or interest if there has been any change with respect to the information set forth in the Officers' Certificate hereinafter mentioned, the Corporation shall furnish the Trustee and any Paying Agent, if other than the Trustee or the Corporation, with an Officers' Certificate stating the amount of the Additional Interest payable per minimum authorized denomination of the Series A Debentures.

                  Section 109. Limitations on Dividend and Certain Other
Payments

                  The Corporation covenants, for the benefit of the Holders of the Series A Debentures, that, subject to the next succeeding sentence, (a) the Corporation shall not declare or pay any dividend on, or make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock, and (b) the Corporation shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees other than the Guarantee) issued by the Corporation which rank pari passu with or junior to the Series A Debentures (i) if at such time the Corporation shall have given notice of its election to extend an interest payment period for the Series A Debentures and such extension shall be continuing or (ii) if at such time an Event of Default with respect to the Series A Debentures shall have occurred and be continuing. The preceding sentence, however, shall not restrict (A) any of the actions described in the preceding sentence resulting from any reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock, (B) repurchases, redemptions or other acquisitions of share of the Corporation's capital stock in connection with any employment contract benefit plan or other similar arrangement with or for the benefit of employees, officers or directors or a stock purchase and dividend reinvestment plan, and (C) dividends or distributions of capital stock of the Corporation, or
(D) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged.

                  Section 110.  Covenants Regarding Securities Trust

                  For so long as the Trust Securities remain outstanding, the Corporation covenants (i) directly or indirectly to maintain 100% ownership of the Trust Common Securities (as defined in the Trust Agreement) of the Securities Trust; provided, however, that any permitted successor of the Corporation under the Indenture may succeed to the Corporation's ownership of such Trust Common Securities, and (ii) to use its reasonable efforts to cause the Securities Trust (a) to remain a statutory business trust, except in connection with the distribution of Series A Debentures to the holders of Trust Securities in liquidation of the Securities Trust, the redemption of all of the Trust Securities, or certain mergers, consolidations or amalgamations, each as permitted under the Trust Agreement, and (b) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes. The Corporation shall deliver to the Trustee, no later than the Business Day on which than event occurs, written notice of the liquidation, dissolution or winding-up of the Securities Trust if such liquidation, dissolution or winding-up would occur earlier than the Stated Maturity of the Series A Debentures owned by such Securities Trust.

                  Section 111. No Fiduciary Duty of Trustee to Holders of Trust Securities

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Trust Securities and shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of a Trust Security to establish that such Person is such a holder.

                  Section 112.  Listing of Series A Debentures

                  If the Series A Debentures are to be issued as a Global Security in connection with the distribution of the Series A Debentures to the holders of the Trust Preferred Securities, the Corporation shall use its best efforts to list such Series A Debentures on NYSE or any other exchange on which such Trust Preferred Securities are then listed. The Corporation shall notify the Trustee if and when the Series A Debentures become admitted to trading on NYSE or any other national securities exchange.

                  Section 113.  Covenant Defeasance

                  Section 1403 of the Original Indenture shall not apply to any of the Series A Debentures.

                  Section 114.  Set-Off

                  Notwithstanding anything to the contrary in the Indenture or in any Series A Debenture, prior to the dissolution of the Securities Trust, the Corporation shall have the right to set-off and apply against any payment it is otherwise required to make hereunder or thereunder with respect to the principal of or interest (including any Additional Interest) on the Series A Debentures with and to the extent the Corporation has theretofore made, or is concurrently on the date of such payment making, a payment with respect to the Trust Preferred Securities under the Guarantee. Contemporaneously with, or as promptly as practicable after, any such payment under the Guarantee, the Corporation shall deliver to the Trustee an Officers' Certificate (upon which the Trustee shall be entitled to rely conclusively without any requirement to investigate the facts contained therein) to the effect that such payment has been made and that, as a result of such payment, the corresponding payment under the Series A Debentures has been set-off in accordance with this Section 114.

                  Section 115.  Subordination

                  The indebtedness evidenced by the Series A Debentures shall be, to the extent and in the manner set forth in the Original Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Original Indenture) with respect to the Series A Debentures, and the Series A Debentures shall rank pari passu in right of payment with each other series of Securities issued under the Indenture, with the exception of any series of Securities which by its terms provides otherwise.

                  Section 116.  Paying Agent

                  The Trustee shall initially serve as Paying Agent with respect to the Series A Debentures, with the Place of Payment initially being the Corporate Trust Office of the Trustee.


                                    ARTICLE 2

                            MISCELLANEOUS PROVISIONS

                  Section 201.  Recitals by Corporation

                  The recitals in this First Supplemental Indenture are made by the Corporation only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities,
powers         and duties of the Trustee shall be applicable in respect of the
Series A Debentures and of this First Supplemental Indenture as fully and with like effect if set forth herein in full.

                  Section 202. Ratification and Incorporation of Original Indenture

                  As supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument.

                  Section 203.  Executed in Counterparts

                  This First Supplemental Indenture may be executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  Section 204.  Assignment

                  The Corporation shall have the right at all times to assign any of its rights or obligations under this Indenture with respect to the Series A Debentures to a direct or indirect wholly-owned subsidiary of the Corporation; provided that, in the event of any such assignment, the Corporation shall remain primarily liable for the performance of all such obligations. The Indenture may also be assigned by the Corporation in connection with a transaction described in Article Eight of the Original Indenture.

                  Section 205. Enforcement by Holders of Preferred Securities of Right of Holders to Receive Principal and Interest

                  So long as the Series A Debentures are held by the Property Trustee on behalf of the Securities Trust, a registered holder of Trust Preferred Securities may institute a legal proceeding directly against the Corporation, without first instituting a legal proceeding directly against or requesting or directing that action be taken by the Property Trustee or any other Person, for enforcement of payment to such registered holder of principal of or interest on Series A Debentures having a principal amount equal to the aggregate stated liquidation amount of such Trust Preferred Securities of such registered holder on or after the due dates therefor specified or provided for in the Series A Debentures. This Section 205 and Section 109 of this First Supplemental Indenture are for the benefit of the registered holders of Trust Preferred Securities and, prior to the dissolution of the Securities Trust, may be enforced by such holders. A holder of a Trust Preferred Security shall not have the right, as such holder, to enforce any other provision of the Indenture.

                  IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officers, all as of the day and year first above written.


                                            SEMCO ENERGY, INC.



                                            By:
                                               --------------------------------
                                            Its:
                                                -------------------------------

Attest:

--------------------------------


                                            BANK ONE TRUST COMPANY,
                                            NATIONAL ASSOCIATION


                                            By
                                               --------------------------------
                                                     Authorized Officer

Attest:

--------------------------------

                                    EXHIBIT A

                                     FORM OF

                      SERIES A     % SUBORDINATED DEBENTURE
                            DUE           , 2040


No. 1                                                                  CUSIP NO.

THE INDEBTEDNESS EVIDENCED BY THIS SECURITY IS, TO THE EXTENT PROVIDED IN THE INDENTURE, SUBORDINATE AND SUBJECT IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS AND THIS SECURITY IS ISSUED SUBJECT TO THE PROVISIONS OF THE INDENTURE WITH RESPECT THERETO.

                               SEMCO ENERGY, INC.
                      SERIES A    % SUBORDINATED DEBENTURE
                               DUE

Principal Amount: $                         $
Regular Record Date:                         15th calendar day prior to Interest Payment Date
Original Issue Date:                                   , 2000
Stated Maturity:                                       , 2040
Interest Payment Dates:                           ,       ,       ,
Interest Rate:    % per annum                     % per annum
Authorized Denomination:                    $25
Initial Redemption Date:                               , 2005

                  SEMCO Energy, Inc., a Michigan corporation (the "Corporation", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to, or registered assigns, the principal sum of ___________ DOLLARS ($) on the Stated Maturity shown above (or upon earlier redemption), and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on each Interest Payment Date as specified above, commencing on the Interest Payment Date next succeeding the Original Issue Date shown above and on the Stated Maturity (or upon earlier redemption) at the rate per annum shown above (the "Interest Rate") until the principal hereof is paid or made available for Payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or on a Redemption Date) will, as provided in such Indenture, be paid to the Person in whose name this Series A ___% Subordinated Debenture (this "Security") is registered at the close of business on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on any Redemption Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of NASDAQ or of any securities exchange, if any, on which the Securities of this series shall be listed and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

                  Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office or the principal corporate trust office of the Property Trustee is closed for business.

                  The Corporation shall have the right at any time and from time to time during the term of this Security to extend the interest payment period of such Security for up to 20 consecutive quarters (each, an "Extension Period"), but not beyond the Stated Maturity of this Security, during which Extension Periods interest shall accrue on unpaid installments of interest at the Interest Rate, compounded quarterly, to the date of payment to the extent permitted by applicable law (such unpaid interest plus such interest thereon being called "Deferred Interest"); provided, however, that the Corporation shall have the right to make partial payments of interest on any Interest Payment Date during any Extension Period. Upon the termination of each Extension Period, which shall be on an Interest Payment Date, the Corporation shall pay all Deferred Interest on the next succeeding Interest Payment Date to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such Interest Payment Date; provided that any Deferred Interest payable at Stated Maturity or on any Redemption Date will be paid to the Person to whom principal is payable. Prior to the termination of any such Extension Period, the Corporation may further extend the interest payment period; provided that such Extension Period together with all such previous and further extensions thereof shall not exceed twenty (20) consecutive quarters. Upon the termination of any such Extension Period, and the payment of all accrued and unpaid interest (including any Additional Interest) then due, the Corporation may select a new Extension Period, subject to the above requirements. The Corporation shall not (i) declare or pay any dividend or distribution on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock, and (ii) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees other than the Guarantee) issued by the Corporation that rank pari passu with or junior to this Security if the Corporation shall have given notice of its election to extend an interest payment period for this Security and such extension shall be continuing or if at such time an Event of Default with respect to the series of which this Security is a part shall have occurred and be continuing. The preceding sentence, however, shall not restrict (A) any of the actions described in the preceding sentence resulting from any reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock, (B) repurchases, redemptions or other acquisitions of shares of the Corporation's capital stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers or directors or a stock purchase and dividend reinvestment plan, (C) dividends or distributions on capital stock of the Corporation, or (D) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged. The Corporation shall give the Holder of this Security and the Trustee notice of its selection or extension of an Extension Period at least one Business Day prior to the earlier of (i) the Regular Record Date relating to the Interest Payment Date on which the Extension Period is to commence or relating to the Interest Payment Date on which an Extension Period that is being extended would otherwise terminate or (ii) the date the Corporation or the Securities Trust is required to give notice to the NYSE or other applicable self-regulatory organization of the record date or the date such distributions are payable.


                  The Corporation also shall be obligated to pay when due and without extension all additional amounts as may be required so that the net amount received and retained by the Holder of this Security (if the Holder is the Securities Trust) after paying taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority will not be less than the amounts such Holder would have received had no such taxes, duties, assessments, or other governmental charges been imposed.

                  Payment of the principal of and interest (including Additional Interest, if any) due at the Stated Maturity or earlier redemption of this Security shall be made upon surrender of this Security, at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of interest (including interest on an Interest Payment Date) will be made, subject to such surrender where applicable, at the option of the Corporation, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

                        The indebtedness evidenced by this Security is, to the extent and in the manner set forth in the Indenture, subordinate in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the Subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness whether now outstanding or hereafter incurred and waives reliance by each such holder upon said provisions.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                  IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.


Dated:



                                          SEMCO ENERGY, INC.,



                                          By:
                                             --------------------------------
                                          Its:
                                              -------------------------------

Attest:

--------------------------------


                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          Bank One Trust Company,
                                          National Association


                                          By:
                                             --------------------------------
                                                Authorized Officer

                           (Reverse Side of Security)

                  This Security is one of a duly authorized issue of Securities of the Corporation (the "Securities"), issued and issuable in one or more series
under a Subordinated Indenture, dated as of           ,       , as supplemented
(the "Indenture"), between the Corporation and Bank One Trust Company, National Association, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This
Security is one of the series designated on the face hereof as Series A    %
Subordinated Debentures due ___________ (the "Series A Debentures") in the
aggregate principal amount of up to $        . Capitalized terms used herein for
which no definition is provided, herein shall have the meanings set forth in the Indenture.

                  The Corporation shall have the right, subject to the terms and conditions of the Indenture, to redeem this Security at any time on or after at the option of the Corporation, without premium or penalty; in whole or in part,
at a Redemption Price equal to    % of the principal amount to be redeemed plus
accrued but unpaid interest (including any Additional Interest) to the Redemption Date. Upon the occurrence of a Special Event (as defined below), the Corporation may, within 90 days following the occurrence thereof and subject to the terms and conditions of the Indenture, redeem this Security without premium
or penalty, in whole, at a Redemption Price equal to     % of the principal
amount thereof plus accrued but unpaid interest (including any Additional Interest) to the Redemption Date. A Special Event may be a Tax Event or an Investment Company Act Event. "Tax Event" means that the Administrative Trustees and the Corporation shall have received an opinion of Counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations, there is more than an insubstantial risk that (i) the Securities Trust would be subject to United States federal income tax with respect to income accrued or receives on the Series A Debentures, (ii) interest payable on the Series A Debentures would not be deductible by the Corporation for United States federal income tax purposes, or (iii) the Securities Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, which change or amendment becomes effective on or after the Original Issue Date. "Investment Company Act Event" means that the Administrative Trustees and the Corporation shall have received an opinion of Counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Securities Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which change becomes effective on or after the Original Issue Date.

                  In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.
The Securities of this series will not have a sinking fund.

                  If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor an for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable In connection therewith.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with resect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and of offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any interest hereon on or after the respective due dates expressed herein.

                  The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series upon compliance with certain conditions set forth in the Indenture.

                  Prior to due presentment of this Security for registration of transfer the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

                  This Security shall be governed by, and construed in accordance with, the internal laws of the State of New York.


                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

-------------------- ------------------------------------ ----------------------------- ---------------------------
TEN COM -            As tenants in common                 UNI GIFT MIN ACT -

-------------------- ------------------------------------ ----------------------------- ---------------------------
TEN ENT -            As tenants by the entireties         Custodian                      (Cust)
                                                                                        -------------
                                                                                         (Minor)
-------------------- ------------------------------------ ----------------------------- ---------------------------
JT TEN -             As joint  tenants  with  rights  of  Under Uniform Gifts           -------------
                     survivorship  and not as tenants in           To Minors Act           (State)
                     common
-------------------- ------------------------------------ ----------------------------- ---------------------------

                  Additional abbreviations may also be used though not on the above list.

                  FOR VALUE RECEIVED, the undersigned hereby sell(s) and
transfer(s) unto                            (please insert Social Security or
other identifying number of assignee).



------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE


------------------------------------------------------------------------------

------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing

------------------------------------------------------------------------------
agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:
      -------------------------              -----------------------------------
                                             NOTICE: The signature to this
                                             assignment must correspond with the
                                             name as written upon the face of
                                             the within instrument in every
                                             particular without alteration or
                                             enlargement, or any change
                                             whatever.

                                    EXHIBIT B

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                           BANK ONE TRUST COMPANY,
                                           NATIONAL ASSOCIATION


                                           By:
                                              ---------------------------------
                                                 Authorized Officer